                LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1997



Seeking maximum
appreciation of
investors capital


                        KEMPER SMALL CAPITALIZATION
                        EQUITY FUND


                     "...we've molded the portfolio so that
                   the securities have a price-to-earnings
                    ratio about the same as our benchmark,
                    but a projected earnings growth which
                        is significantly higher. ..."


                                                          [KEMPER FUNDS LOGO]
                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
13
REPORT OF INDEPENDENT AUDITORS
14
FINANCIAL STATEMENTS
16
NOTES TO FINANCIAL STATEMENTS
20
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 24.29%
CLASS B                                                 22.83%
CLASS C                                                 22.87%
LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY AVERAGE*     29.79%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Investment by the fund in small companies presents greater risk than investment in larger, more established companies.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                      AS OF     AS OF
                                     9/30/97   9/30/96
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS A                   $7.98     $7.01
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS B                   $7.64     $6.81
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS C                   $7.63     $6.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY
FUND LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY

                   CLASS A                 CLASS B                 CLASS C
--------------------------------------------------------------------------------
1-YEAR         #291 OF 433 FUNDS       #304 OF 433 FUNDS       #303 OF 433 FUNDS
--------------------------------------------------------------------------------
5-YEAR          #80 OF 125 FUNDS             N/A                     N/A
--------------------------------------------------------------------------------
10-YEAR         #30 OF 52 FUNDS              N/A                     N/A
--------------------------------------------------------------------------------
15-YEAR          #3 OF 15 FUNDS              N/A                     N/A
--------------------------------------------------------------------------------
20-YEAR          #3 OF 12 FUNDS              N/A                     N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE YEAR ENDED SEPTEMBER 30, 1997, KEMPER SMALL CAPITALIZATION EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                       CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN            $0.07           $0.07           $0.07
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN            $0.50           $0.50           $0.50
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar
Style Box is based on a portfolio date as of September 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $86 BILLION IN ASSETS, INCLUDING $49 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

Once again, investors experienced extreme market volatility in the month of October. Unlike the October corrections of 1987 and 1989, this year's market drop occurred at a time when the United States economy is remarkably healthy and resilient. As we have noted, the U.S. economy has been moving forward for several years with an alternating fast/slow pace that has proven successful in removing whatever excesses build from quarter to quarter. As a consequence, interest rates and the rate of inflation are both low and stable. Moreover, the federal budget deficit has been reduced to such an extent that discussion has now turned to what the government should do with a projected surplus in 1998.

     Fortunately, no part of our strong economic foundation was shaken by the market correction. If anything, the correction provided a short-lived and relatively painless lesson about the vulnerability of a highly valued market. When markets are high, everything -- economic news, corporate earnings and liquidity -- must go right. When markets are high - as our equity market has been for most of this year - they are vulnerable to relatively minor disappointments.

     As you have read, of course, the direct source of the October correction was Southeast Asia, where the world's highest growth economies had been stumbling since the summer. These economies had become overextended, banks ran into trouble with bad loans and the local governments failed to take prompt action. The result was a domino effect of competitive devaluations of currencies, crashing markets and political chaos.

     But while Southeast Asia produced the event that led to the mini-panic in the U.S. equity market - resulting in a 7 percent loss on October 27 -- the world quickly looked to the U.S. for solutions. When the U.S. market quickly rebounded, other markets became less volatile. Considering U.S. economic fundamentals and the relatively small effect that Southeast Asian problems have on U.S. companies as a whole, rational investors had to expect our market to bounce back. In fact, if the U.S. equity market had not been so highly valued, we would have expected the market's reaction to the Asian problems to be quite muted. For instance, if the Dow Jones Industrial Average had been closer to 7000 than to 8000, we would have expected that the market would have dropped only slightly.

     But as we have said before, today's markets move very fast. We experienced in one day the kind of correction that we used to experience over a six-month period. At this writing, the U.S. equity market remains very volatile. We expect that condition to continue, as volatility is a factor of higher valued markets. Despite what the last few years may have suggested, markets do not go in just one direction.

     Our recent experience supported many of the basic tenets of investing:

     - Invest for the long term and don't react to the short-term noise. Investors who got hurt in the October correction were those who had borrowed the money they invested and were forced to sell at low prices. Investors who were able to remain invested and did, lost only some of their above-average gain for the year.

     - Diversification helps reduce overall portfolio risk. Government securities investors, for example, found the bond market to be a safe haven as the bond market rallied during the stock market correction.

     - Investing abroad is complex and requires expert advice. Currency valuations, in particular, can have a significant effect on investment returns.

     Our forecast for the next several months calls for moderate economic growth, stable interest rates and controlled inflation. While we cannot rule out the possibility of another market event that would add to the excitement of equity investing, we would expect the U.S. market to again demonstrate its resiliency.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                      NOW (10/31/97)      6 MONTHS AGO     1 YEAR AGO       2 YEARS AGO
    10-YEAR TREASURY RATE(1)                 6.03              6.71         6.2                5.93
    PRIME RATE(2)                            8.5               8.5          8.25               8.75
    INFLATION RATE(3)*                       2.15              2.5          2.99               2.74
    THE U.S. DOLLAR(4)                       7.62              6.55         3.46              -1.57
    CAPITAL GOODS ORDERS(5)*                14.97              8.17         7.71               5.13
    INDUSTRIAL PRODUCTION(5)*                5.52              4.39         3.27               2.35
    EMPLOYMENT GROWTH(6)*                    2.23              2.27         2.1                2.19

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commerical lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of September 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
Zurich Kemper Investments, Inc.

November 13, 1997

PERFORMANCE UPDATE

[STALZER PHOTO]

KURT R. STALZER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN JANUARY 1997 WITH OVER 15 YEARS OF INVESTMENT EXPERIENCE. HE IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO MANAGER OF KEMPER SMALL CAPITALIZATION EQUITY FUND. STALZER RECEIVED A B.B.A. DEGREE FROM THE UNIVERSITY OF MICHIGAN WHERE HE EARNED A DUAL SPECIALIZATION IN FINANCE AND ACCOUNTING. HE IS ALSO A MEMBER OF THE FINANCIAL ANALYST FEDERATION AND THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KURT STALZER BEGAN MANAGING THE KEMPER SMALL CAPITALIZATION EQUITY FUND IN JANUARY 1997. SINCE THAT TIME, CLASS A SHARES OF THE FUND (UNADJUSTED FOR ANY SALES CHARGE) HAVE OUTPERFORMED BOTH THE MARKET FOR SMALL CAP STOCKS AND THE FUND'S PEER GROUP.

Q     KURT, BEFORE DISCUSSING THE FUND'S PERFORMANCE, CAN YOU FIRST PROVIDE A
BRIEF OVERVIEW OF HOW SMALL COMPANY STOCKS PERFORMED VERSUS THE OVERALL MARKET DURING THE FISCAL YEAR?

A     Certainly. During the 12-month period ended September 30, 1997, nearly all sectors of the U.S. stock market performed extremely well on the whole. Performance was led by energy and consumer staples, while health care stocks were the biggest laggards. Small company stocks as measured by our benchmark, the Russell 2000 Index*, gained 33.19 percent. Yet this still trailed large capitalization stocks, which were up 40.43 percent as measured by the Standard & Poor's 500 Stock Index (S&P 500)**. During the first half of the fiscal year, small company stocks dramatically underperformed their large cap cousins because there was a high level of uncertainty regarding the strength of the economy. This made investors nervous about the potential of small companies to deliver growing earnings. Thus, investors gravitated to the greater liquidity and higher earnings predictability of large cap stocks. However, as the year progressed and the economic outlook brightened, small company stocks started to make up lost ground. In fact, during the last six months of the fiscal year, the Russell 2000 outperformed the S&P 500 33.51 percent to 26.24 percent. As those figures suggest, small cap stocks have rebounded strongly.

Q     HOW DID THE FUND PERFORM IN COMPARISON?

A     For the year ended September 30, the fund's total return was 24.29 percent
(Class A shares unadjusted for any sales charge), while the Russell 2000 Index returned 33.19 percent.

Q     ONE LAST PERFORMANCE-RELATED QUESTION ... YOU STARTED MANAGING THE FUND IN
JANUARY. HOW HAS IT PERFORMED SINCE THAT TIME?

A     I'm pleased to report that from the beginning of the year through
September 30, the fund's return (Class A shares unadjusted for sales charge) was
27.27 percent. That topped both the Russell 2000 (26.60 percent) and the Lipper Small Company Growth Category Average of 27.03 percent. Though our performance is roughly in line with the market, we're very excited about the strategic changes that we have made.

Q     WHAT WERE THE MAJOR CHANGES?

A     There have been three major strategies we've used. First was to increase the quality and earnings predictability of the portfolio. Small company stocks can be extremely volatile, so we look for the ones that, through a solid balance sheet, capable management and a strong product position, offer a high level of predictability in their earnings growth. We're most interested in companies that can perform well CONSISTENTLY.

* The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.
** The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

PERFORMANCE UPDATE

      Second, we've brought down the average market capitalization of the fund. At the beginning of the year, the fund's median market cap was about $1 billion. Now it's close to $700 million.

      Finally, we've consolidated the fund's holdings into our "high confidence" stocks. At the beginning of the year, the fund had well over 100 names. Now we're down to 92.

      Through these changes, we've molded the portfolio so that the securities have a price-to-earnings ratio about the same as our benchmark, but a projected earnings growth which is significantly higher, as well as quality balance sheets.

Q     WHAT MOVES HAVE WORKED OUT THE BEST THIS YEAR?

A     One of the primary ways we manage the fund is to compare it to the Russell
2000 Index, then overweight the sectors that look most attractive and underweight those that are least attractive. This year, we had success by overweighting consumer nondurables, particularly lodging. Increasing demand and limited new supply for luxury/upscale hotels led to good performance.

      We have also been overweighted in retail over the last six months due to an improving economy. Again, we concentrated on companies with good valuations. We've also emphasized mall-based stores that tend to cater to the teenage market. Teenagers are a group with increasing levels of disposable income, and retailers stand to benefit.

      In the finance area, our new commitments have been specialty lenders such as Silicon Valley Bancshares and Healthcare Financial Partners. We think these companies are attractive not only because interest rates have been flat to lower, but also because the stocks are attractively valued in their own right based on their solid earnings growth.

      Transportation has also been an area of emphasis due to attractive valuations and the growing economy. Examples include U.S. Xpress Enterprises (trucking) and Expeditors International (freight).

      Finally, our energy stocks were among our best performing holdings. They've enjoyed strong earnings momentum due to increased energy demand. It's been a long time since oil companies have committed capital to drilling new wells and getting more out of existing wells. So we've played the energy surge with services and drilling companies.

Q     SOUNDS LIKE YOU DID A LOT OF THINGS RIGHT. WERE THERE ANY "MISSES" ALONG
THE WAY?

A     We didn't experience "misses" as much as there were opportunities we didn't take full advantage of. We were somewhat underweighted in technology in the third quarter, in particular semiconductors. A host of technology names got crushed in March and April, and we boosted our weighting then. But as they came back strongly during the following months, we began to sell into the strength of the rally. Semiconductors continued to perform well in the third quarter, but we'd reduced our position for valuation reasons. We'd rather sell a little early, however, than overstay our welcome and see our gains evaporate.

Q     YOU MENTIONED THAT SMALL COMPANY STOCKS WERE OUTPERFORMING LARGE COMPANY
STOCKS AS THE FISCAL YEAR DREW TO A CLOSE. DO YOU EXPECT THAT TO CONTINUE?

A     Small company stocks have trailed large cap stocks for about the last two years. So there's a lot of ground they can make up from a valuation standpoint. Relative earnings growth has also improved for small cap stocks. In addition, the economy seems to be enjoying robust growth with few, if any signs, of inflation or higher interest rates. So I think small company stocks could continue to perform well for the foreseeable future. That's not to say we won't have our occasional corrections and market rotations within groups that can cause bouts of volatility. But overall, the economic climate appears to be a good one for small companies.

      Regardless, we'll continue to concentrate on holdings that share demonstrated earnings growth, relatively predictable earnings, and a higher level of earnings and quality than the market at prices that are comparable to the market. In short, we want a portfolio that's populated by stocks offering growth at a reasonable value. We believe we're there right now.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

 FOR PERIODS ENDED SEPTEMBER 30, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                        1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
-------------------------------------------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS A         17.10%   18.01%   12.96%       13.09%      (since 2/20/69)
-------------------------------------------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS B         19.83      N/A      N/A        20.33       (since 5/31/94)
-------------------------------------------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS C         22.87      N/A      N/A        20.69       (since 5/31/94)
-------------------------------------------------------------------------------------------------------------------

KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS A

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Small Capitalization Equity Fund Class A Shares from 1/1/79 to 9/30/97
--------------------------------------------------------------------------------

                                                        1/1/79         12/31/83        12/31/91         9/30/97
-------------------------------------------------------------------------------------------------------------------
Kemper Small Capitalization Equity Fund Class A(1)      10,000          30,365          89,567          192,880
Russell 2000 Index+                                     10,000          32,648          65,339          171,107
Standard & Poor's 500 Stock Index++                     10,000          22,203          74,980          197,009

KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS B

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Small Capitalization Equity Fund Class B from 5/31/94 through 9/30/97
--------------------------------------------------------------------------------

                                                        5/31/94        12/31/95        12/31/96        9/30/97
-------------------------------------------------------------------------------------------------------------------
Kemper Small Capitalization Equity Fund Class B(1)      10,000          13,179          14,871          18,748
Russell 2000 Index+                                     10,000          13,027          15,177          19,216
Standard & Poor's 500 Stock Index++                     10,000          14,135          17,372          22,515

KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS C

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Small Capitalization Equity Fund Class C from 5/31/94 through 9/30/97
--------------------------------------------------------------------------------

                                                        5/31/94        12/31/95        12/31/96        9/30/97
-------------------------------------------------------------------------------------------------------------------
Kemper Small Capitalization Equity Fund Class C(1)      10,000          13,162          14,854          18,734
Russell 2000 Index+                                     10,000          13,027          15,177          19,216
Standard & Poor's 500 Stock Index++                     10,000          14,135          17,372          22,515

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3 percent and for Class C shares no adjustment for sales charge. The maximum CDSC for Class B shares is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. When reviewing the performance chart, please note that the inception date for the Russell 2000 Index is January 1, 1979. As a result, we are unable to illustrate the life of fund performance for Class A shares (since February 20, 1969) for Kemper Small Capitalization Equity Fund. In comparing Kemper Small Capitalization Equity Fund Class A shares to the Russell 2000 Index and the Standard & Poor's 500 Stock Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on September 30, 1997, and on September 30, 1996.

                    [A YEAR-TO-YEAR COMPARISON BAR GRAPH]

                        KEMPER SMALL CAPITALIZATION  KEMPER SMALL CAPITALIZATION
                           EQUITY FUND ON 9/30/97       EQUITY FUND ON 9/30/96
CONSUMER NON-DURABLES            22.1%                         23.9%

TECHNOLOGY                       22.0%                         21.4%

FINANCE                          14.7%                         10.4%

HEALTH CARE                      14.5%                         23.4%

CAPITAL GOODS                    13.6%                          6.8%

ENERGY                            4.3%                          1.6%

CONSUMER DURABLES                 3.4%                          3.6%

TRANSPORTATION                    3.0%                          1.5%

BASIC INDUSTRIES                  2.4%                          4.5%

UTILITIES                         0.0%                          2.9%

A COMPARISON WITH THE RUSSELL 2000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Small Capitalization Equity Fund represented on September 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 2000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                             KEMPER SMALL CAPITALIZATION   RUSSELL 2000 INDEX
                               EQUITY FUND ON 9/30/97          ON 9/30/97
CONSUMER NON-DURABLES                   22.1%                   20.0%

TECHNOLOGY                              22.0%                   16.8%

FINANCE                                 14.7%                   22.5%

HEALTH CARE                             14.5%                   10.0%

CAPITAL GOODS                           13.6%                    9.4%

ENERGY                                   4.3%                    5.1%

CONSUMER DURABLES                        3.4%                    2.8%

TRANSPORTATION                           3.0%                    2.2%

BASIC INDUSTRIES                         2.4%                    6.1%

UTILITIES                                0.0%                    5.0%

SMALL CAP/INTERNATIONAL                  0.0%                    0.1%

* THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED PRICE ONLY INDEX WHICH IS COMPRISED OF 2000 OF THE SMALLEST STOCKS (ON THE BASIS OF CAPITALIZATION) IN THE RUSSELL 3000 INDEX.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 16.27 PERCENT OF THE FUND'S TOTAL NET ASSETS ON SEPTEMBER 30, 1997

---------------------------------------------------------------------------------------------------
Holdings                                                                                   Percent
---------------------------------------------------------------------------------------------------

1.    PRECISION DRILLING            The leading Canadian company engaged in contract        1.75%
                                    drilling of oil and gas wells.

2.    FOUR SEASONS HOTELS           Operates 37 luxury hotels worldwide, with additional    1.68%
                                    hotels currently under development.

3.    FRONTIER INSURANCE GROUP      Engaged in providing specialty property and casualty    1.66%
                                    insurance.

4.    CONCENTRA MANAGED CARE        The largest physician practice management company,      1.66%
                                    this firm provides facilities for occupational health
                                    care services.

5.    CAPSTAR HOTELS                Owns, acquires, manages and renovates hotels            1.64%
                                    throughout the United States.

6.    SOFAMOR-DANEK GROUP           Manufacturer of spinal implant devices.                 1.62%

7.    BMC INDUSTRIES                The only U.S. and European manufacturer of aperture     1.59%
                                    masks for color picture tubes used in television and
                                    computer monitors. Also a leading producer of
                                    polycarbonate, glass, and plastic eye wear.

8.    GLOBAL INDUSTRIES, LTD.       A major supplier of pipeline construction, derrick and  1.56%
                                    diving services to the offshore oil and gas industry
                                    in the Gulf of Mexico.

9.    EXECUTIVE RISK                A specialty insurance holding company that, through     1.56%
                                    its subsidiaries, develops, markets, underwrites and
                                    issues directors and officers (D&O) liability
                                    insurance.

10.   DURA PHARMACEUTICALS          A specialty pharmaceutical company marketing            1.55%
                                    prescription pharmaceuticals in the U.S. for treatment
                                    of asthma, allergies and other respiratory ailments.

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                       NUMBER OF SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.2%                   Intertape Polymer Group                         338,100         $    8,199
                                      (a)Mycogen Corp.                                   117,900              2,771
                                         OM Group                                        335,000             13,379
                                         -----------------------------------------------------------------------------
                                                                                                             24,349
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--12.8%                  (a)Advanced Lighting Technologies                  400,000             10,800
                                         Applied Industrial Technologies                 413,100             14,226
                                         Applied Power, Inc.                             206,400             12,990
                                         BMC Industries                                  548,000             17,433
                                      (a)Culligan Water Technologies                     216,200              9,945
                                      (a)Jacobs Engineering Group                        477,700             14,629
                                      (a)Littelfuse, Inc.                                400,000             13,950
                                         Precision Castparts Corp.                       166,200             10,803
                                      (a)Rofin-Sinar Technologies, Inc.                  323,600              5,420
                                      (a)Roper Industries                                282,000              9,518
                                         TriMas Corp.                                    341,000             10,400
                                         Watsco, Inc.                                    334,300             10,447
                                         -----------------------------------------------------------------------------
                                                                                                            140,561
-----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--19.2%                Arbor Drugs                                     500,000             11,625
                                         CKE Restaurants                                 240,000             10,080
                                      (a)CapStar Hotels Co.                              535,000             17,956
                                      (a)Caribiner International, Inc.                   390,000             15,893
                                         Claire's Stores                                 470,800             10,534
                                      (a)Consolidated Graphics, Inc.                     261,200             12,995
                                      (a)Equity Corporation International                490,000             11,423
                                         Four Seasons Hotels, Ltd.                       450,000             18,450
                                      (a)Interim Services                                550,000             15,469
                                      (a)Interstate Hotels Co.                           323,200             10,544
                                      (a)MSC Industrial Direct                           143,900              6,619
                                      (a)Men's Wearhouse                                 425,000             15,831
                                      (a)Nautica Enterprises                             185,300              5,212
                                      (a)Pacific Sunwear of California                   249,100             10,213
                                         Pier 1 Imports                                  643,600             11,545
                                         Stewart Enterprises, Inc.                       320,000             14,000
                                         U.S. Rentals                                    440,700             11,596
                                         -----------------------------------------------------------------------------
                                                                                                            209,985
-----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--3.2%                  Ethan Allen Interiors                           281,700              8,733
                                         SPX Corp.                                       260,000             15,242
                                      (a)Tower Automotive, Inc.                          255,000             11,475
                                         -----------------------------------------------------------------------------
                                                                                                             35,450

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                       NUMBER OF SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.7%                (a)JP Foodservice                                  330,000         $   10,395
                                      (a)Revlon, Inc.                                    160,000              7,930
                                         -----------------------------------------------------------------------------
                                                                                                             18,325
-----------------------------------------------------------------------------------------------------------------------
ENERGY--4.1%                          (a)Global Industries, Ltd.                         430,000             17,146
                                      (a)Precision Drilling Corp.                        300,000             19,163
                                      (a)Trico Marine Services, Inc.                     250,000              8,688
                                         -----------------------------------------------------------------------------
                                                                                                             44,997
-----------------------------------------------------------------------------------------------------------------------
FINANCE--13.8%                        (a)ABR Information Services                        550,000             15,194
                                      (a)B A Merchant Services                           440,000              8,140
                                         Bank United Corp.                               356,300             15,766
                                         CapMAC Holdings, Inc.                           237,700              7,681
                                         Executive Risk                                  250,000             17,094
                                         First Financial Corp.                           358,900             12,225
                                         Frontier Insurance Group                        477,500             18,145
                                      (a)Healthcare Financial Partners                   251,600              7,768
                                         PMI Group                                        71,200              4,081
                                      (a)Silicon Valley Bancshares                       168,200              9,840
                                         Sirrom Capital Corp.                            195,000             10,116
                                         Texas Regional Bancshares                       285,000              8,906
                                         Western National Corp.                          288,400              8,273
                                         Wilmington Trust Corp.                          152,200              8,314
                                         -----------------------------------------------------------------------------
                                                                                                            151,543
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--13.6%                    (a)Concentra Managed Care, Inc.                    513,620             18,137
                                      (a)Dura Pharmaceuticals                            390,000             17,014
                                         Mentor Corp.                                    241,500              7,668
                                      (a)National Surgery Centers                        363,750              7,912
                                      (a)Ocular Sciences, Inc.                           357,100              8,258
                                         Omnicare, Inc.                                  508,100             16,513
                                      (a)PAREXEL International Corp.                     300,000             11,850
                                      (a)Pediatrix Medical Group                         277,900             12,262
                                      (a)Renal Treatment Centers                         180,000              6,401
                                      (a)Safeskin Corp.                                  366,700             16,272
                                      (a)Serologicals Corp.                              415,000              9,441
                                      (a)Sofamor-Danek Group                             310,000             17,709
                                         -----------------------------------------------------------------------------
                                                                                                            149,437

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                       NUMBER OF SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--20.9%                     (a)Brightpoint                                     280,300         $   12,999
                                      (a)CFM Technologies, Inc.                          205,100              8,037
                                      (a)CHS Electronics, Inc.                           501,000             13,715
                                      (a)Cimlinc Incorporated, "D," convertible
                                         preferred                                        75,431                283
                                      (a)Computer Products, Inc.                         494,700             14,717
                                      (a)Comverse Technology                             205,000             10,814
                                      (a)Encad, Inc.                                      37,000              1,138
                                         Innovex, Inc.                                   159,000              5,128
                                      (a)KLA Instruments                                 100,000              6,756
                                      (a)Keane, Inc.                                     411,200             13,056
                                         Linear Technology Corp.                         105,000              7,219
                                      (a)MRV Communications                              383,100             13,983
                                         Natural MicroSystems Corp.                      131,600              5,001
                                      (a)Network Appliance, Inc.                         213,500             11,582
                                      (a)SBS Technologies                                295,200              7,048
                                      (a)Sawtek, Inc.                                     94,700              4,380
                                      (a)Smart Modular Technologies, Inc.                123,000             10,209
                                      (a)Solectron Corp.                                 334,000             14,863
                                      (a)Tech Data Corp.                                 315,000             14,490
                                      (a)Tecnomatix Technologies                         341,600             13,066
                                      (a)Tellabs, Inc.                                   287,900             14,827
                                      (a)Visio Corp.                                     251,400             10,496
                                      (a)World Access, Inc.                              417,800             13,578
                                         ------------------------------------------------------------------------------
                                                                                                            227,385
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.8%                     Expeditors International of Washington          300,000             12,563
                                         Heartland Express                               330,000              9,116
                                      (a)U.S. Xpress Enterprises                         450,000              9,000
                                         ------------------------------------------------------------------------------
                                                                                                             30,679
                                         ------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--94.3%
                                         (Cost: $692,870)                                                 1,032,711
                                         -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.57% to 6.65%
INSTRUMENTS--5.6%                        Due--October 1997
                                         Mid-Atlantic Fuel Co.                           $25,000             24,980
                                         Other                                            37,200             37,125
                                         -----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--5.6%
                                         (Cost: $62,105)                                                     62,105
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.9%
                                         (Cost: $754,975)                                                 1,094,816
                                         -----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.1%                           662
                                         -----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $1,095,478
                                         -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $754,975,000 for federal income tax purposes at September 30, 1997, the gross unrealized appreciation was $341,665,000, the gross unrealized depreciation was $1,824,000 and the net unrealized appreciation on investments was $339,841,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SMALL CAPITALIZATION EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Capitalization Equity Fund as of September 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Capitalization Equity Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1997
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $754,975)                                                $1,094,816
--------------------------------------------------------------------------
Cash                                                                    21
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  11,478
--------------------------------------------------------------------------
  Fund shares sold                                                   1,563
--------------------------------------------------------------------------
  Dividends                                                             90
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,107,968
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               7,923
--------------------------------------------------------------------------
  Investments purchased                                              3,436
--------------------------------------------------------------------------
  Management fee                                                       270
--------------------------------------------------------------------------
  Distribution services fee                                            191
--------------------------------------------------------------------------
  Administrative services fee                                          198
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               403
--------------------------------------------------------------------------
  Trustees' fees                                                        69
--------------------------------------------------------------------------
    Total liabilities                                               12,490
--------------------------------------------------------------------------
NET ASSETS                                                      $1,095,478
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $  635,871
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     119,766
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         339,841
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,095,478
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($760,549 / 95,260 shares outstanding)                             $7.98
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $8.47
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($302,665 / 39,598 shares outstanding)                             $7.64
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($11,347 / 1,487 shares outstanding)                               $7.63
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($20,917 / 2,592 shares outstanding)                               $8.07
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------
  Interest                                                      $  3,633
------------------------------------------------------------------------
  Dividends                                                        2,748
------------------------------------------------------------------------
    Total investment income                                        6,381
------------------------------------------------------------------------
Expenses:
  Management fee                                                   3,193
------------------------------------------------------------------------
  Distribution services fee                                        1,992
------------------------------------------------------------------------
  Administrative services fee                                      2,029
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           3,860
------------------------------------------------------------------------
  Reports to shareholders                                            259
------------------------------------------------------------------------
  Professional fees                                                   60
------------------------------------------------------------------------
  Trustees' fees and other                                            87
------------------------------------------------------------------------
    Total expenses                                                11,480
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (5,099)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                      108,862
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           101,461
------------------------------------------------------------------------
Net gain on investments                                          210,323
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $205,224
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED SEPTEMBER 30,
                                                                   1997                 1996
----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------
  Net investment loss                                           $   (5,099)             (4,680)
----------------------------------------------------------------------------------------------
  Net realized gain                                                108,862              98,994
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            101,461              29,125
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               205,224             123,439
----------------------------------------------------------------------------------------------
Distribution from net realized gain                                (76,845)           (120,799)
----------------------------------------------------------------------------------------------
Net increase from capital share transactions                        33,024              91,530
----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       161,403              94,170
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------

Beginning of year                                                  934,075             839,905
----------------------------------------------------------------------------------------------
END OF YEAR                                                     $1,095,478             934,075
----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Small Capitalization Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at a base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500
                             Stock Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets).

                             During the year ended September 30, 1997, the Fund incurred management fees as follows (in thousands):

                             Base fee                                                       $5,810
                             Performance adjustment                                         (2,617)
                                                                                            ------
                             Total fees                                                     $3,193
                                                                                            ======

                             Zurich Investment Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                   COMMISSIONS      COMMISSIONS ALLOWED
                                                                 RETAINED BY ZKDI    BY ZKDI TO FIRMS
                                                                 ----------------   -------------------
                             Year ended September 30, 1997           $104,000             705,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                 DISTRIBUTION FEES
                                                                     AND CDSC           COMMISSIONS AND
                                                                    RECEIVED BY        DISTRIBUTION FEES
                                                                       ZKDI          PAID BY ZKDI TO FIRMS
                                                                 -----------------   ----------------------
                             Year ended September 30, 1997          $2,411,000             1,371,000

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees
                             (ASF) paid are as follows:

                                                                                       ASF PAID BY ZKDI
                                                                ASF PAID BY      -----------------------------
                                                             THE FUND TO ZKDI    TO ALL FIRMS    TO AFFILIATES
                                                             -----------------   -------------   -------------
                             Year ended September 30, 1997      $2,029,000         2,027,000         7,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $2,814,000 for the year ended September 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended September 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $31,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $916,127

                             Proceeds from sales                         893,417

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                       1997                              1996
                                                             -----------------------           ------------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                27,197       $ 186,417            30,868       $ 202,700
                                       --------------------------------------------------------------------------------
                                        Class B                14,228          92,204            14,887          95,149
                                       --------------------------------------------------------------------------------
                                        Class C                 8,306          58,655               756           4,816
                                       --------------------------------------------------------------------------------
                                        Class I                 1,369           9,385             1,486           9,698
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 8,074          50,144            13,634          77,454
                                       --------------------------------------------------------------------------------
                                        Class B                 3,584          21,543             5,749          32,025
                                       --------------------------------------------------------------------------------
                                        Class C                   105             630                95             525
                                       --------------------------------------------------------------------------------
                                        Class I                   232           1,451               505           2,875
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (33,969)       (225,207)          (34,939)       (226,681)
                                       --------------------------------------------------------------------------------
                                        Class B               (14,844)        (93,796)          (14,337)        (91,287)
                                       --------------------------------------------------------------------------------
                                        Class C                (7,876)        (55,966)             (359)         (2,253)
                                       --------------------------------------------------------------------------------
                                        Class I                (1,827)        (12,436)           (2,055)        (13,491)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 1,206           8,422               702           4,562
                                       --------------------------------------------------------------------------------
                                        Class B                (1,252)         (8,422)             (719)         (4,562)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $  33,024                         $  91,530
                                       --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------
                                                          CLASS A
                                           -------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                           -------------------------------------
                                           1997    1996    1995    1994    1993
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of year         $7.01    7.14    5.81    6.45    5.25
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                       (.01)   (.02)   (.01)   (.01)   (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   1.55     .94    1.68    (.27)   1.71
--------------------------------------------------------------------------------
Total from investment operations            1.54     .92    1.67    (.28)   1.69
--------------------------------------------------------------------------------
Less distribution from net realized gain     .57    1.05     .34     .36     .49
--------------------------------------------------------------------------------
Net asset value, end of year               $7.98    7.01    7.14    5.81    6.45
--------------------------------------------------------------------------------
TOTAL RETURN                               24.29%  16.33   30.88   (4.31)  34.11
--------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Expenses                                     .90%   1.08    1.14    1.34    1.03
--------------------------------------------------------------------------------
Net investment loss                         (.20)%  (.26)   (.18)   (.76)   (.43)
--------------------------------------------------------------------------------

                                                   ------------------------------------
                                                                 CLASS B
                                                   ------------------------------------
                                                   YEAR ENDED SEPTEMBER       MAY 31
                                                            30,                 TO
                                                   ---------------------    SEPT. 30,
                                                   1997    1996    1995        1994
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period               $6.81    7.03    5.78       5.65
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                               (.10)   (.09)   (.07)      (.02)
---------------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss)                                          1.50     .92    1.66        .15
---------------------------------------------------------------------------------------
Total from investment operations                    1.40     .83    1.59        .13
---------------------------------------------------------------------------------------
Less distribution from net realized gain             .57    1.05     .34         --
---------------------------------------------------------------------------------------
Net asset value, end of period                     $7.64    6.81    7.03       5.78
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      22.83%  15.13   29.59       2.30
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                            2.14%   2.15    2.17       2.29
---------------------------------------------------------------------------------------
Net investment loss                                (1.44)% (1.33)  (1.21)     (1.38)
---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------      -----------------------------------
                                                            CLASS C                                      CLASS I
                                           ------------------------------------------      -----------------------------------
                                                                             MAY 31           YEAR ENDED           JULY 3
                                              YEAR ENDED SEPT. 30,             TO              SEPT. 30,             TO
                                           ---------------------------      SEPT. 30,      ----------------      SEPT. 30,
                                           1997       1996       1995         1994         1997       1996         1995
-------------------------------------------------------------------------------------      -----------------------------------
-------------------------------------------------------------------------------------      -----------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------      -----------------------------------
Net asset value, beginning of period       $6.80       7.02       5.77         5.65         7.05       7.15         6.27
-------------------------------------------------------------------------------------      -----------------------------------
Income from investment operations:
  Net investment income (loss)              (.09)      (.09)      (.07)        (.03)         .01        .01           --
-------------------------------------------------------------------------------------      -----------------------------------
  Net realized and unrealized gain          1.49        .92       1.66          .15         1.58        .94          .88
-------------------------------------------------------------------------------------      -----------------------------------
Total from investment operations            1.40        .83       1.59          .12         1.59        .95          .88
-------------------------------------------------------------------------------------      -----------------------------------
Less distribution from net realized
gain                                         .57       1.05        .34           --          .57       1.05           --
-------------------------------------------------------------------------------------      -----------------------------------
Net asset value, end of period             $7.63       6.80       7.02         5.77         8.07       7.05         7.15
-------------------------------------------------------------------------------------      -----------------------------------
TOTAL RETURN (NOT ANNUALIZED)              22.87%     15.16      29.65         2.12        24.89      16.76        14.04
-------------------------------------------------------------------------------------      -----------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------      -----------------------------------
Expenses                                    1.95%      2.15       2.10         2.10          .53        .66          .79
-------------------------------------------------------------------------------------      -----------------------------------
Net investment income (loss)               (1.25)%    (1.33)     (1.14)       (1.21)         .17        .16         (.14)
-------------------------------------------------------------------------------------      -----------------------------------

------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                  ----------------------------------------------------------------------
                                                     1997           1996          1995          1994          1993
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)          $1,095,478       934,075       839,905       631,607       510,060
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  102%           85           102            58            82
------------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended September 30, 1997 and 1996 were $.0573 and $.0557, respectively.
--------------------------------------------------------------------------------
NOTE: Total return does not reflect the effect of any sales charges. Per share data for the year ended September 30, 1996 were determined based on average shares outstanding.

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                        OFFICERS

STEPHEN B. TIMBERS              CHARLES R. MANZONI, JR.
President and Trustee           Vice President

DAVID W. BELIN                  JOHN E. NEAL
Trustee                         Vice President

LEWIS A. BURNHAM                STEVEN H. REYNOLDS
Trustee                         Vice President

DONALD L. DUNAWAY               KURT R. STALZER
Trustee                         Vice President

ROBERT B. HOFFMAN               PHILIP J. COLLORA
Trustee                         Vice President
                                and Secretary
DONALD R. JONES
Trustee                         JEROME L. DUFFY
                                Treasurer
SHIRLEY D. PETERSON
Trustee                         ELIZABETH C. WERTH
                                Assistant Secretary
WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL              VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT  ZURICH KEMPER SERVICE COMPANY
                           P.O. Box 419557
                           Kansas City, MO 64141

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CUSTODIAN AND TRANSFER
AGENT                      INVESTORS FIDUCIARY TRUST COMPANY
                           801 Pennsylvania
                           Kansas City, MO 64105

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INDEPENDENT AUDITORS       ERNST & YOUNG LLP
                           233 South Wacker Drive
                           Chicago, IL 60606
--------------------------------------------------------------------------------
INVESTMENT MANAGER         ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER      ZURICH KEMPER DISTRIBUTORS, INC.
                           222 South Riverside Plaza Chicago, IL 60606 www.kemper.com



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